EXHIBIT 99.1

                 Computational Materials and/or ABS Term Sheet

BB_CWALT051CB_X - PRICE/YIELD - Z


                 PRICE                  1               2                3                 4                5                 6
                                    YIELD           YIELD            YIELD             YIELD            YIELD             YIELD
                 91-21              5.992           6.092            6.214             6.359            6.534             6.746
                 91-25              5.985           6.084            6.203             6.346            6.518             6.726
                 91-29              5.978           6.075            6.193             6.333            6.502             6.707
                 92-01              5.971           6.066            6.182             6.320            6.486             6.688
                 92-05              5.964           6.058            6.171             6.307            6.470             6.668
                 92-09              5.957           6.049            6.161             6.294            6.455             6.649
                 92-13              5.950           6.040            6.150             6.281            6.439             6.630
                 92-17              5.943           6.032            6.139             6.268            6.423             6.610
                 92-21              5.936           6.023            6.129             6.255            6.407             6.591
                 92-25              5.929           6.015            6.118             6.242            6.391             6.572
                 92-29              5.922           6.006            6.108             6.229            6.376             6.553
                 93-01              5.915           5.997            6.097             6.216            6.360             6.534
                 93-05              5.908           5.989            6.087             6.204            6.344             6.514
                 93-09              5.901           5.980            6.076             6.191            6.328             6.495
                 93-13              5.894           5.972            6.066             6.178            6.313             6.476
                 93-17              5.887           5.963            6.055             6.165            6.297             6.457
                 93-21              5.880           5.955            6.045             6.152            6.282             6.438

 SPREAD @ CENTER PRICE                124             148              170               192              221               259
                   WAL              21.13           17.10            13.89             11.29             9.17              7.44
      PRINCIPAL WINDOW      DEC20 - DEC34   APR17 - DEC34    OCT14 - DEC34     DEC12 - DEC34    AUG11 - DEC34     AUG10 - DEC34


              LIBOR_1MO              2.40            2.40             2.40              2.40             2.40              2.40
                 PREPAY            50 PPC          75 PPC          100 PPC           125 PPC          150 PPC           175 PPC
    OPTIONAL REDEMPTION          CALL (N)        CALL (N)         CALL (N)          CALL (N)         CALL (N)          CALL (N)

           YIELD CURVE MAT 3MO    6MO    2YR    3YR    5YR    10YR    30YR
                       YLD 2.3355 2.6192 3.1798 3.3340 3.7020 4.2808  4.8764




                 PRICE
                                        7

                                    YIELD
                 91-21              7.006
                 91-25              6.982
                 91-29              6.959
                 92-01              6.935
                 92-05              6.911
                 92-09              6.888
                 92-13              6.864
                 92-17              6.841
                 92-21              6.817
                 92-25              6.794
                 92-29              6.771
                 93-01              6.747
                 93-05              6.724
                 93-09              6.701
                 93-13              6.677
                 93-17              6.654
                 93-21              6.631

 SPREAD @ CENTER PRICE                299
                   WAL               6.00
      PRINCIPAL WINDOW      NOV09 - DEC34


             LIBOR_1MO              2.40
                PREPAY           200 PPC
   OPTIONAL REDEMPTION           CALL (N)








INFORMATION PROVIDED HEREIN IS BELIEVED BY INTEX TO BE ACCURATE; HOWEVER INTEX CANNOT GUARANTEE ACCURACY.~~THE CONTENT IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER, RECOMMENDATION, OR SOLICITATION TO PURCHASE, ~~HOLD, OR SELL ANY SECURITY.~~

                                                             [Graphic Omitted]

                           Deutsche Bank Securities


                                 CWALT 05-1CB
               30 Year 100% Conforming Alt-A Fixed Rate Product
                            Collateral Description


------------------------------------------------------------------------------
Product                             Alt-A 30 year Fixed
Amount                                   $500,000,000 +/- 5%
Settle                                January 31, 2005

Coupon                                          5.50%
Gross WAC                                      6.000% +/- 10 bps
Servicing Fee                                   25 bps (est.)
WAM                                                359 +/-2

Weighted Average LTV                           77.0% +1- 5%
Average Loan Balance                        $160,000 +/- 10k

Percent Conforming Balance                     100%

SFD                                             84% +/- 10%
Non-Owner Occupied                              16% +/- 10%

Average FICO                                    716 +/- 10

Loans > 80% LTV, no MI                          0%

State Concentration                  22% California +/-  10%

Delivery Variance                        +1- 5.0%

Approximate Subordination                  5.00% +/-
Expected Rating Agencies                   2 of 3
------------------------------------------------------------------------------


------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
------------------------------------------------------------------------------

BB_CWALT051CB_X - PRICE/YIELD - A1



                       PRICE                1                 2                3                 4                5

                                        YIELD             YIELD            YIELD             YIELD            YIELD
                       99-23            5.038             5.034            5.029             5.024            5.019
                       99-27            5.012             4.998            4.984             4.970            4.955
                       99-31            4.986             4.963            4.939             4.916            4.892
                      100-03            4.959             4.928            4.895             4.862            4.828
                      100-07            4.933             4.893            4.850             4.808            4.765
                      100-11            4.907             4.857            4.806             4.754            4.702
                      100-15            4.881             4.822            4.762             4.701            4.639
                      100-19            4.855             4.788            4.718             4.647            4.577
                      100-23            4.829             4.753            4.674             4.594            4.514


       SPREAD @ CENTER PRICE              111               132              145               152              155
                         WAL             5.96              4.18             3.19              2.58             2.16
            PRINCIPAL WINDOW    FEB05 - DEC20     FEB05 - MAY16    FEB05 - JUN13     FEB05 - AUG11    FEB05 - JUN10


                   LIBOR_1MO             2.40              2.40             2.40              2.40             2.40
                      PREPAY           50 PPC            75 PPC          100 PPC           125 PPC          150 PPC
         OPTIONAL REDEMPTION         CALL (N)          CALL (N)         CALL (N)          CALL (N)         CALL (N)


           YIELD CURVE MAT 3MO    6MO    2YR    3YR     5YR    10YR   30YR
                       YLD 2.3355 2.6192 3.1798 3.3398  3.7055 4.2827 4.8775




                       PRICE               6                  7

                                       YIELD              YIELD
                       99-23           5.014              5.009
                       99-27           4.941              4.926
                       99-31           4.868              4.844
                      100-03           4.795              4.762
                      100-07           4.723              4.680
                      100-11           4.651              4.599
                      100-15           4.578              4.517
                      100-19           4.506              4.436
                      100-23           4.435              4.355


       SPREAD @ CENTER PRICE             159                163
                         WAL            1.86               1.64
            PRINCIPAL WINDOW   FEB05 - AUG09      FEB05 - DEC08


                   LIBOR_1MO            2.40               2.40
                      PREPAY         175 PPC            200 PPC
         OPTIONAL REDEMPTION        CALL (N)           CALL (N)



INFORMATION PROVIDED HEREIN IS BELIEVED BY INTEX TO BE ACCURATE; HOWEVER INTEX
CANNOT GUARANTEE ACCURACY.~~THE CONTENT IS FOR INFORMATIONAL PURPOSES ONLY AND
IS NOT AN OFFER, RECOMMENDATION, OR SOLICITATION TO PURCHASE, ~~HOLD, OR SELL
ANY SECURITY.~~

